Exhibit 99
DEARBORN BANCORP REPORTS
THIRD QUARTER EARNINGS
     DEARBORN, Michigan, October 21, 2008 ... Dearborn Bancorp, Inc. (Nasdaq: DEAR), the Holding Company for Fidelity Bank, has reported net income of $1,420,000 or $0.18 per fully diluted common share for the three months ended September 30, 2008. For the same quarter one year ago, the Company reported a net loss of $855,000 or ($0.10) per share.
     The Company has reduced its net loss to $2,518,000 or ($0.31) per diluted share during the first nine months of 2008. One year ago, the Company had net income of $2,768,000 or $0.32 per diluted share for the same three quarters. During the twelve months prior to the end of the Third Quarter, the Company’s total assets increased 2.5 percent and stood at $1,077,979,000 on September 30, 2008. Total deposits decreased 0.3 percent to $858,751,000 during the past year and total loans went down 0.7 percent to $939,109,000 during the same time.
     Michael J. Ross, President and Chief Executive Officer of both the Holding Company and the Bank, issued his organization’s earnings report and commented, “We are pleased that we were able to operate at a modest profit during the past quarter in spite of the very difficult economic environment in which we find ourselves. Obviously, we have shifted our emphasis from seeking growth to administering our loan portfolio emphasizing quality and yield and improving our liquidity and capital positions.”
     Ross went on, “It would be premature to say that we can see the end of the current crisis. Unfortunately, we are still experiencing increased levels of non-performing loans and other real estate owned. In the Third Quarter, non-accrual loans increased $15.1 million, most of which are secured by real estate. Net charge-offs were only $299,000, defaulted loan expense remains high at $483,000 for the quarter and our Allowance for Loan Losses stands at 1.75% of total loans.”
     Ross continued, “We have begun to reposition our balance sheet as the nation wide credit crisis has had a direct impact on our liquidity position. As a result we need to continue to strengthen our liquidity, which will put downward pressure on our net interest margin at least in the short term. During the Third Quarter, we increased total deposits by $35.3 million, Federal Home Loan Bank advances by $6.9 million and cash and equivalents by $48.9 million.”
     Ross concluded, “We have also looked at the U.S. Treasury’s voluntary Capital Purchase Program that encourages U.S. financial institutions to build capital to increase the flow of financing to business and consumers and to support the U.S. economy. We expect to take full advantage of this program by subscribing to the maximum amount of capital available. We believe that this is an important step to further solidify our Bank.”

     Dearborn Bancorp, Inc. is a registered bank holding company. Its sole subsidiary is Fidelity Bank. The Bank operates 19 offices in Wayne, Oakland, Macomb and Washtenaw Counties in the State of Michigan. Its common shares trade on the Nasdaq Global Market under the symbol DEAR.
CONTACT: Michael J. Ross, President & CEO, at (313) 565-5700 or Jeffrey L. Karafa, CFO, at (313) 381-3200.

Forward-Looking Statements
This press release contains forward-looking statements that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and about the Corporation and the Bank. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. The Corporation undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise. Future Factors include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies, trends in customer behavior as well as their ability to repay loans; and changes in the national and local economy. These are representative of the Future Factors and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(Dollars, in thousands)	09/30/08	12/31/07	09/30/07
ASSETS
Cash and cash equivalents
Cash and due from banks	$15,719	$7,869	$14,929
Federal funds sold	14,281	1,495	7,031
Interest bearing deposits with banks	33,146	118	100

Total cash and cash equivalents	63,146	9,482	22,060

Mortgage loans held for sale	281	1,316	384
Investment securities, available for sale	2,520	8,902	10,640
Federal Home Loan Bank stock	3,614	2,072	1,927
Loans
Loans	939,109	952,084	945,622
Allowance for loan loss	(16,429)	(10,617)	(10,309)

Net loans	922,680	941,467	935,313

Premises and equipment, net	21,491	22,782	23,043
Real estate owned	8,343	6,319	3,338
Goodwill	34,028	34,028	34,028
Other intangible assets	10,165	11,133	11,551
Accrued interest receivable	3,601	3,816	4,258
Other assets	8,110	5,664	5,416

Total assets	$1,077,979	$1,046,981	$1,051,958

LIABILITIES
Deposits
Non-interest bearing deposits	$83,555	$83,594	$92,770
Interest bearing deposits	775,196	739,033	768,764

Total deposits	858,751	822,627	861,534

Other liabilities
Federal funds purchased	0	30,100	0
Securities sold under agreements to repurchase	222	480	491
Federal Home Loan Bank advances	72,283	41,370	36,429
Accrued interest payable	1,735	3,168	619
Other liabilities	1,148	1,688	3,361
Subordinated debentures	10,000	10,000	10,000

Total liabilities	944,139	909,433	912,434

STOCKHOLDERS’ EQUITY
Common stock - 20,000,000 shares authorized, 8,098,557 shares at 09/30/08, 8,222,413 shares at 12/31/07; and 8,471,913 shares at 09/30/07	133,099	134,278	137,837
Retained earnings	732	3,250	1,675
Accumulated other comprehensive loss	9	20	12

Total stockholders’ equity	133,840	137,548	139,524

Total liabilities and stockholders’ equity	$1,077,979	$1,046,981	$1,051,958

The accompanying notes are an integral part of these consolidated statements.

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)

	Three Months Ended		Nine Months Ended
(In thousands, except share and per share data)	09/30/08	09/30/07	09/30/08	09/30/07
Interest income
Interest on loans, including fees	$14,742	$17,565	$45,910	$51,949
Interest on securities, available for sale	97	160	315	501
Interest on federal funds	22	84	59	361
Interest on deposits with banks	2	42	3	84

Total interest income	14,863	17,851	46,287	52,895

Interest expense
Interest on deposits	5,764	8,663	18,666	24,687
Interest on other borrowings	709	497	2,514	1,808
Interest on subordinated debentures	140	190	520	655

Total interest expense	6,613	9,350	21,700	27,150

Net interest income	8,250	8,501	24,587	25,745
Provision for loan losses	90	4,060	9,722	4,966

Net interest income after provision for loan losses	8,160	4,441	14,865	20,779

Non-interest income
Service charges on deposit accounts	403	290	1,146	939
Fees for other services to customers	23	29	89	98
Gain on the sale of loans	61	34	165	135
Write-down of real estate	(209)	(496)	(509)	(596)
Loss on the sale of real estate	(16)	—	(720)	—
Gain on the sale of securities, available for sale	9	—	9	—
Other income	48	39	195	122

Total non-interest income	319	(104)	375	698

Non-interest expenses
Salaries and employee benefits	3,413	3,137	9,906	9,791
Occupancy and equipment expense	908	903	2,771	2,748
Intangible expense	323	240	968	912
Advertising and marketing	138	119	392	339
Stationery and supplies	103	124	407	480
Professional services	241	301	726	787
Data processing	145	114	602	442
Defaulted loan expense	483	(7)	1,429	223
Other operating expenses	558	560	1,777	1,335

Total non-interest expenses	6,312	5,491	18,978	17,057

Income before income tax provision	2,167	(1,154)	(3,738)	4,420
Income tax provision	747	(299)	(1,220)	1,652

Net income	$1,420	$(855)	$(2,518)	$2,768

Per share data:
Net income — basic	$0.18	$(0.10)	$(0.31)	$0.32
Net income — diluted	$0.18	$(0.10)	$(0.31)	$0.31

Weighted average number of shares outstanding — basic	8,044,180	8,510,207	8,078,188	8,692,562
Weighted average number of shares outstanding — diluted	8,082,263	8,510,207	8,078,188	8,935,941
The accompanying notes are an integral part of these consolidated statements.

DEARBORN BANCORP, INC. AND SUBSIDIARY
ASSET QUALITY DATA

(Dollars, in thousands)	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
Troubled debt restructuring	$15,328	$13,145	$8,710	$21,077	$0
Loans over 90 days past due and still accruing	3,141	7,319	9,257	884	2,673
Non-accrual loans	51,342	36,195	17,406	18,117	17,297

Total non-performing loans	69,811	56,659	35,373	40,078	19,970
Real estate owned and other repossessed assets	8,343	5,411	6,183	6,319	3,338

Total non-performing assets	$78,154	$62,070	$41,556	$46,397	$23,308

Net charge-offs (Year to date)	$3,910	$3,611	$754	$4,683	$4,135
Allowance for loan losses	16,429	16,638	10,749	10,617	10,309
ASSET QUALITY RATIOS

	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
Non-accrual loans to total loans	5.47%	3.83%	1.84%	1.90%	1.83%
Non-performing loans to total loans	7.43%	6.00%	3.73%	4.21%	2.11%
Non-performing assets to total assets	7.25%	5.98%	3.97%	4.43%	2.22%
Loans over 90 days past due and still accruing to total loans	0.33%	0.78%	0.98%	0.09%	0.28%
Net charge-offs to average loans	0.41%	0.38%	0.08%	0.50%	0.44%
Allowance for loan losses to non-performing loans	23.53%	29.37%	30.39%	26.49%	51.62%
Allowance for loan losses to non-performing assets	21.02%	26.81%	25.87%	22.88%	44.23%
Allowance for loan losses to total loans	1.75%	1.76%	1.13%	1.12%	1.09%

DEARBORN BANCORP, INC. AND SUBSIDIARY
NON-GAAP OPERATING EARNINGS INFORMATION

	Quarter Ended
(Dollars, in thousands except share and per share data)	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
Income (loss) from continuing operations	$1,420	$(4,614)	$676	$398	$(855)

Add: Non-recurring merger expenses	13	49	55	121	99
Tax effect	(4)	(17)	(19)	(41)	(34)

After-tax non operating items	9	32	36	80	65

Core operating income (loss)	$1,429	$(4,582)	$712	$478	$(790)

	Quarter Ended
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
Core operating income (loss)	$1,429	$(4,582)	$712	$478	$(790)

Add: Amortization of intangible assets	323	322	323	416	240
Tax effect	(110)	(109)	(110)	(141)	(82)

After-tax non operating items	213	213	213	275	158

Cash operating income (loss)	$1,642	$(4,369)	$925	$751	$(632)

	Quarter Ended
(Dollars, in thousands except share and per share data)	9/30/2008	9/30/2007
Income (loss) from continuing operations	$1,420	$(855)
After-tax non-recurring merger expenses	9	65

Core operating income (loss)	1,429	(790)
After tax amortization of intangible assets	213	159

Cash operating income (loss)	$1,642	$(631)

Basic EPS

	Quarter Ended
	9/30/2008	9/30/2007
Income (loss) from continuing operations	$0.18	$(0.10)
After-tax non-recurring merger expenses	$0.00	$0.01

Core operating income (loss)	$0.18	$(0.09)
After tax amortization of intangible assets	$0.03	$0.02

Cash operating income (loss)	$0.20	$(0.07)

Diluted EPS

	Quarter Ended
	9/30/2008	9/30/2007
Income (loss) from continuing operations	$0.18	$(0.10)
After-tax non-recurring merger expenses	$0.00	$0.01

Core operating income (loss)	$0.18	$(0.09)
After tax amortization of intangible assets	$0.03	$0.02

Cash operating income (loss)	$0.20	$(0.07)

Weighted average shares outstanding — basic	8,044,180	8,510,207
Weighted average shares outstanding — diluted	8,082,263	8,510,207

DEARBORN BANCORP, INC. AND SUBSIDIARY
TANGIBLE ASSETS & EQUITY

	Quarter Ended
(Dollars, in thousands)	9/30/2008	9/30/2007
Average GAAP equity	$133,935	$143,100

Goodwill	34,028	33,403
Other intangible assets	10,331	12,328
Deferred taxes	(785)	(873)

	43,574	44,858

Average tangible equity	$90,361	$98,242

	Quarter Ended
	9/30/2008	9/30/2007
Average GAAP assets	$1,042,152	$1,052,185

Goodwill	34,028	33,403
Other intangible assets	10,331	12,328
Deferred taxes	(785)	(873)

	43,574	44,858

Average tangible assets	$998,578	$1,007,327

DEARBORN BANCORP, INC. AND SUBSIDIARY
DEPOSIT INFORMAITON

(In thousands)	September 30,
Category	2008	2007
Non-interest bearing
Demand	$83,555	$92,770

Interest bearing

Checking	$91,122	$65,751
Money market	81,274	110,044
Savings	60,893	32,629
Time, under $100,000	194,530	185,335
Time, $100,000 and over	347,377	375,005

	775,196	768,764

	$858,751	$861,534

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	Quarter Ended
(Dollars, in thousands)	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
ASSETS
Cash and cash equivalents
Cash and due from banks	$15,719	$12,779	$12,736	$7,869	$14,929
Federal funds sold	14,281	1,301	1,958	1,495	7,031
Interest bearing deposits with banks	33,146	147	105	118	100

Total cash and cash equivalents	63,146	14,227	14,799	9,482	22,060

Mortgage loans held for sale	281	755	282	1,316	384
Securities, available for sale	2,520	9,381	8,921	8,902	10,640
Federal Home Loan Bank stock	3,614	3,540	3,540	2,072	1,927
Loans
Loans	939,109	943,635	947,927	952,084	945,622
Allowance for loan loss	(16,429)	(16,638)	(10,749)	(10,617)	(10,309)

Net loans	922,680	926,997	937,178	941,467	935,313

Bank premises and equipment, net	21,491	21,630	22,546	22,782	23,043
Real estate owned	8,343	5,411	6,183	6,319	3,338
Goodwill	34,028	34,028	34,047	34,028	34,029
Other intangible assets	10,165	10,487	10,810	11,133	11,550
Accrued interest receivable	3,601	3,757	4,134	3,816	4,258
Other assets	8,110	7,880	5,189	5,664	5,416

Total assets	$1,077,979	$1,038,093	$1,047,629	$1,046,981	$1,051,958

LIABILITIES
Deposits
Non-interest bearing deposits	$83,555	$82,353	$80,711	$83,594	$92,770
Interest bearing deposits	775,196	741,124	688,492	739,033	768,764

Total deposits	858,751	823,477	769,203	822,627	861,534

Other liabilities
Federal funds purchased	0	3,600	56,480	30,100	0
Securities sold under agreements to repurchase	222	171	275	480	491
Federal Home Loan Bank advances	72,283	65,401	70,795	41,370	36,429
Other liabilities	1,735	1,026	1,017	1,688	619
Accrued interest payable	1,148	2,047	2,548	3,168	3,361
Subordinated debentures	10,000	10,000	10,000	10,000	10,000

Total liabilities	944,139	905,722	910,318	909,433	912,434

Total stockholders’ equity	133,840	132,371	137,311	137,548	139,524

Total liabilities and stockholders’ equity	$1,077,979	$1,038,093	$1,047,629	$1,046,981	$1,051,958

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED INCOME STATEMENT

	Quarter ended
(Dollars, in thousands)	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
INTEREST INCOME
Interest on loans, including fees	$14,742	$14,994	$16,174	$16,998	$17,565
Interest on other earning assets	121	131	125	217	286

Total interest income	14,863	15,125	16,299	17,215	17,851

INTEREST EXPENSE
Interest on deposits	5,764	5,874	7,028	8,616	8,663
Interest on other liabilities	849	967	1,218	725	687

Total interest expense	6,613	6,841	8,246	9,341	9,350

Net interest income	8,250	8,284	8,053	7,874	8,501
Provision for loan loss	90	8,746	886	855	4,060

Net interest income after provision for loan loss	8,160	(462)	7,167	7,019	4,441

NON-INTEREST EXPENSE
Deposit service charges	426	390	419	371	319
Gain on the sale of loans	61	51	53	28	34
Loss on the sale or write-down of real estate	(225)	(569)	(435)	(131)	(496)
Other	57	73	74	54	39

Total non-interest income	319	(55)	111	322	(104)

NON-INTEREST EXPENSE
Salaries and employee benefits	3,413	3,284	3,209	3,318	3,137
Occupancy and equipment expense	908	950	913	915	903
Other expense	1,991	2,194	2,116	2,506	1,451

Total non-interest expense	6,312	6,428	6,238	6,739	5,491

Income (loss) before income tax provision	2,167	(6,945)	1,040	602	(1,154)
Income tax provision (benefit)	747	(2,331)	364	204	(299)

Net income (loss)	$1,420	$(4,614)	$676	$398	$(855)

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL DATA

	Quarter ended
(Dollars in thousands, except share and per share data)	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
EARNINGS SUMMARY
Net interest income	$8,250	$8,284	$8,053	$7,874	$8,501
Provision for loan loss	$90	$8,746	$886	$855	$4,060
Total non-interest income	$319	$(55)	$111	$322	$(104)
Total non-interest expense	$6,312	$6,428	$6,238	$6,739	$5,491
Income taxes	$747	$(2,331)	$364	$204	$(299)
Net income (loss)	$1,420	$(4,614)	$676	$398	$(855)
Basic earnings per share	$0.18	$(0.57)	$0.08	$0.05	$(0.10)
Diluted earnings per share	$0.18	$(0.57)	$0.08	$0.05	$(0.10)

MARKET DATA
Book value per share	$16.53	$16.43	$16.94	$16.70	$16.47
Tangible book value per share	$11.07	$11.04	$11.56	$11.58	$11.60
Market value per share	$4.99	$4.86	$7.60	$7.73	$12.91
Average basic common shares	8,044,180	8,051,037	8,139,721	8,357,909	8,510,207
Average diluted common shares	8,082,263	8,051,037	8,198,676	8,504,931	8,510,207
Period end common shares	8,098,557	8,055,698	8,106,413	8,237,413	8,471,913

PERFORMANCE RATIOS
Return on average assets	0.54%	-1.77%	0.26%	0.15%	-0.32%
Return on average equity	4.22%	-13.45%	1.97%	1.13%	-2.37%
Net interest margin (FTE)	3.41%	3.45%	3.36%	3.22%	3.48%
Efficiency ratio	71.78%	73.06%	72.54%	80.93%	61.75%

ASSET QUALITY
Net charge-offs (YTD)	$3,910	$3,611	$754	$4,683	$4,135
Nonperforming loans	$69,811	$56,659	$35,373	$40,078	$19,970
Other real estate	$8,343	$5,411	$6,183	$6,319	$3,338
Nonperforming loans to total loans	7.43%	6.00%	3.73%	4.21%	2.11%
Nonperforming assets to total assets	7.25%	5.98%	3.97%	4.43%	2.22%
Allowance for loan loss to total loans	1.75%	1.76%	1.13%	1.12%	1.09%

CAPITAL & LIQUIDITY
Average equity to average assets	12.85%	13.16%	13.22%	13.27%	13.60%
Tier 1 capital to risk weighted assets	10.23%	10.21%	10.49%	10.42%	10.48%
Total capital to risk weighted assets	11.48%	11.46%	11.59%	11.51%	11.52%
Loan to deposit ratio	109.36%	114.59%	123.23%	115.74%	109.76%
Loan to funding ratio	99.77%	104.54%	104.54%	105.25%	104.09%

END OF PERIOD BALANCES
Total portfolio loans	$939,109	$943,635	$947,927	$952,084	$945,622
Earning assets	$992,951	$958,759	$962,733	$965,987	$965,704
Total assets	$1,077,979	$1,038,093	$1,047,629	$1,046,981	$1,051,958
Deposits	$858,751	$823,477	$769,203	$822,627	$861,534
Total shareholders’equity	$133,840	$132,371	$137,311	$137,548	$139,524

AVERAGE BALANCES
Total portfolio loans	$944,262	$947,892	$946,697	$950,169	$946,012
Earning assets	$961,935	$966,437	$961,549	$970,897	$969,940
Total assets	$1,042,152	$1,048,423	$1,044,159	$1,053,498	$1,052,185
Deposits	$822,424	$807,347	$789,076	$855,931	$854,959
Total shareholders’equity	$133,949	$138,002	$137,990	$139,845	$143,104

Dearborn Bancorp, Inc.
Loan Information at September 30, 2008

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	9/30/08	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$32,472	$30,993	$0	$333	$128	$1,018	$367	$160	$0
Commercial Loans	162,311	152,665	1,934	1,972	93	5,647	1,076	3,094	125
Land Development — Residential	56,878	42,352	4,381	820	0	9,325	4,072	229	4,425
Land Development — Non Residential	17,894	12,295	671	860	0	4,068	1,791	0	343
Commercial Construction Loans — Residential	20,573	12,909	1,168	0	0	6,496	3,069	0	729
Commercial Construction Loans — Non Residential	30,145	23,901	2,558	492	0	3,194	843	58	0
Commercial Mortgage Loans	565,365	533,592	4,616	3,494	2,810	20,853	4,672	185	2,049
Residential Mortgages Loans	53,471	52,172	0	448	110	741	539	184	672

Totals	$939,109	$860,879	$15,328	$8,419	$3,141	$51,342	16,429	$3,910	$8,343

						Unallocated	0

						Total	$16,429

Loan Information at June 30, 2008

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	6/30/08	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$33,206	$31,822	$0	$1,007	$216	$161	$339	$165	$70
Commercial Loans	169,956	161,781	1,757	3,583	639	2,196	890	3,096	280
Land Development — Residential	60,170	47,449	2,606	0	693	9,422	5,021	0	1,133
Land Development — Non Residential	21,000	16,261	0	789	0	3,950	1,923	0	343
Commercial Construction Loans — Residential	20,605	13,725	1,080	96	606	5,098	2,780	0	1,227
Commercial Construction Loans — Non Residential	35,087	28,788	3,086	0	0	3,213	1,118	58	0
Commercial Mortgage Loans	549,145	523,047	4,616	5,748	5,021	10,713	4,049	186	2,180
Residential Mortgages Loans	54,466	51,408	0	1,472	144	1,442	518	106	178

Totals	$943,635	$874,281	$13,145	$12,695	$7,319	$36,195	16,638	$3,611	$5,411

						Unallocated	0

						Total	$16,638

Loan Information at March 31, 2008

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	3/31/08	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$34,494	$33,484	$0	$395	$453	$162	$410	$93	$70
Commercial Loans	169,659	163,648	917	2,834	711	1,549	1,479	630	530
Land Development — Residential	61,638	48,316	2,576	2,490	0	8,256	2,040	0	422
Land Development — Non Residential	16,372	12,422	0	0	3,950	0	229	0	343
Commercial Construction Loans — Residential	26,004	20,701	1,535	988	130	2,650	562	6	2,334
Commercial Construction Loans — Non Residential	38,885	32,420	3,259	3,206	0	0	546	0	0
Commercial Mortgage Loans	543,778	527,502	424	8,446	4,014	3,392	4,804	(1)	2,484
Residential Mortgages Loans	57,097	54,731	0	969	0	1,397	630	26	0

Totals	$947,927	$893,224	$8,711	$19,328	$9,258	$17,406	10,700	$754	$6,183

						Unallocated	49

						Total	$10,749

Loan Information at December 31, 2007

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	12/31/07	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$35,833	$34,349	$0	$1,023	$31	$430	$451	$201	$0
Commercial Loans	174,958	$170,026	944	2,865	62	1,061	1,400	690	1,724
Land Development — Residential	63,639	$53,753	1,260	0	0	8,626	2,209	1,665	219
Land Development — Non Residential	10,156	$10,156	0	0	0	0	117	0	343
Commercial Construction Loans — Residential	33,768	$29,586	0	0	0	4,182	712	1,285	759
Commercial Construction Loans — Non Residential	40,187	$40,187	0	0	0	0	551	0	0
Commercial Mortgage Loans	539,306	$516,404	18,873	700	0	3,329	4,555	522	3,274
Residential Mortgages Loans	54,237	$52,475	0	482	791	489	488	320	0

Totals	$952,084	$906,936	$21,077	$5,070	$884	$18,117	10,483	$4,683	$6,319

						Unallocated	134

						Total	$10,617